UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 26, 2014 (August 20, 2014)

MEDIA GENERAL, INC.

(Exact name of registrant as specified in its charter)

Commonwealth of Virginia	1-6383	54-0850433

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

333 E. Franklin St.

Richmond, VA 23219

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (804) 887-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Asset Purchase Agreements

On August 20, 2014, Media General, Inc. (“Media General”), along with certain of its wholly owned subsidiaries, entered into the following agreements (the “Purchase Agreements”):

●

an Asset Purchase Agreement with Harrisburg Television, Inc. (“Harrisburg TV”), a wholly owned subsidiary of Sinclair Broadcast Group, Inc. (“Sinclair”), for the sale of Media General’s television station WJAR-TV in Providence, Rhode Island for approximately $120 million in cash;

●

an Asset Purchase Agreement with LIN Television Corporation (“LIN Television”), a wholly owned subsidiary of LIN Media LLC (“LIN Media”), and Harrisburg TV, for the sale of LIN Media’s television stations WLUK-TV and WCWF-TV in Green Bay-Appleton, Wisconsin for approximately $70 million in cash;

●

an Asset Purchase Agreement with LIN Television and Sinclair Communications, LLC (“Sinclair Communications”) for the sale of certain assets of the television station WTGS-TV in Savannah, Georgia, which is currently operated by LIN Media, for approximately $17.5 million in cash;

●

an Asset Purchase Agreement with Hearst Television Inc. (“Hearst”) and WVTM Hearst Television Inc., a wholly owned subsidiary of Hearst, for the sale of Media General’s television station WVTM-TV in Birmingham, Alabama for approximately $58 million in cash;

●

an Asset Purchase Agreement with LIN Television, LIN License Company, LLC, a wholly owned subsidiary of LIN, Hearst and WJCL Hearst Television LLC, a wholly owned subsidiary of Hearst, for the sale of LIN Media’s television station WJCL-TV in Savannah, Georgia for approximately $4.5 million in cash;

●	an Asset Purchase Agreement with Meredith Corporation for the sale of LIN Media’s television station WALA-TV in Mobile, Alabama for approximately $86 million in cash;

●

an Asset Purchase Agreement with Chesapeake Media I, LLC, a wholly owned subsidiary of Sinclair, for the purchase of Sinclair’s televisions stations KXRM-TV and KXTU-LD in Colorado Springs, Colorado for approximately $53.1 million in cash; and

●

an Asset Purchase Agreement with Sinclair Communications, a wholly owned subsidiary of Sinclair, for the purchase of Sinclair’s television station WTTA-TV in Tampa Bay, Florida for approximately $40 million in cash.

The Purchase Agreements were entered into by Media General and LIN Media (and/or their subsidiaries) in order to address regulatory considerations related to the business combination of Media General and LIN Media. The Purchase Agreements each contain customary representations, warranties, covenants and closing conditions for transactions of this type, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act (if applicable) and receipt from the Federal Communications Commission of consent to the transfer of control of the related broadcast licenses, and are also subject to the closing of the business combination of Media General and LIN Media pursuant to the terms of the Agreement and Plan of Merger, dated as of March 21, 2014 (the “Merger Agreement”), by and among Media General, Mercury New Holdco, Inc. (“New Holdco”), Mercury Merger Sub 1, Inc., Mercury Merger Sub 2, LLC and LIN Media, as amended by Amendment No. 1 thereto, dated as of August 20, 2014 (the “Merger Agreement Amendment”). The foregoing description of the Purchase Agreements is not complete and is qualified in its entirety by reference to the Purchase Agreements, which are filed as exhibits hereto and incorporated by reference herein.

Debt Commitment

In connection with the execution of the Merger Agreement, Media General entered into the debt commitment with Royal Bank of Canada (subsequently amended to include other lenders) for a commitment for an aggregate $1.6 billion senior secured credit facility, consisting of an incremental senior secured revolving facility in an aggregate principal amount of $90 million, an incremental senior secured Term A facility in an aggregate principal amount of $600 million and an incremental senior secured Term B facility in an aggregate principal amount of $910 million. In connection with the execution of the Merger Agreement Amendment, in accordance with the terms of such debt commitment, Media General reduced the aggregate principal amount of the incremental senior Term B facility by $110 million.

Item 8.01.	Other Events.

On August 20, 2014, Media General issued a joint press release with LIN Media announcing the entry into the Purchase Agreements described above. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Asset Purchase Agreement, dated as of August 20, 2014, by and between Media General Operations, Inc. and Harrisburg Television, Inc.*

10.2	Asset Purchase Agreement, dated as of August 20, 2014, by and among Mercury New Holdco, Inc., LIN Television Corporation and Harrisburg Television, Inc.*

10.3	Asset Purchase Agreement, dated as of August 20, 2014, by and among Mercury New Holdco, Inc., LIN Television Corporation and Sinclair Communications, LLC.*

10.4

Asset Purchase Agreement, dated as of August 20, 2014, by and among Media General, Inc., Birmingham Broadcasting Co, Inc., Media General Communications Holdings, LLC, Hearst Television Inc. and WVTM Hearst Television Inc.*

10.5

Asset Purchase Agreement, dated as of August 20, 2014, by and among Media General, Inc., Mercury New Holdco, Inc., LIN Television Corporation, LIN License Company, LLC, Hearst Television Inc. and WJCL Hearst Television LLC.*

10.6	Asset Purchase Agreement, dated as of August 20, 2014, by and among Media General, Inc., Mercury New Holdco, Inc. and Meredith Corporation.*

10.7	Asset Purchase Agreement, dated as of August 20, 2014, by and between Media General Operations, Inc. and Chesapeake Media I, LLC.*

10.8	Asset Purchase Agreement, dated as of August 20, 2014, by and between Media General Operations, Inc. and Sinclair Communications, LLC.*

99.1	Press Release of Media General, Inc. and LIN Media LLC, dated August 20, 2014.

* This filing excludes schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request by the Commission.

FORWARD-LOOKING STATEMENTS

Certain statements in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Media General or LIN Media to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “increase,” “forecast” and “guidance” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are based upon then-current assumptions and expectations and are generally forward-looking in nature and not historical facts. Any statements that refer to outlook, expectations or other characterizations of future events, circumstances or results are also forward-looking statements. There can be no assurance that the proposed combination or the proposed purchases and sales will occur as currently contemplated, or at all, or that the expected benefits from the combination will be realized on the timetable currently contemplated, or at all. Additional risks and uncertainties relating to the proposed combination include, but are not limited to, uncertainties as to the satisfaction of closing conditions to the combination, including timing, receipt of, and conditions to obtaining regulatory approvals, timing and receipt of approval by the shareholders of Media General and LIN Media, the respective parties’ performance of their obligations under the merger agreement, and other factors affecting the execution of the transaction. Other risks that could cause future results to differ from those expressed by the forward-looking statements included in this press release include, but are not limited to, Media General’s and LIN Media’s ability to promptly and effectively integrate the businesses of the two companies, any change in national and regional economic conditions, the competitiveness of political races and voter initiatives, pricing fluctuations in local and national advertising, future regulatory actions and conditions in the television stations’ operating areas, competition from others in the broadcast television markets served by Media General and LIN Media, volatility in programming costs, the effects of governmental regulation of broadcasting, industry consolidation, technological developments and major world news events.

A further list and description of important assumptions and other important factors that could cause actual results to differ materially from those in the forward-looking statements are specified in Media General and LIN Media’s respective Annual Reports on Form 10-K for the year ended December 31, 2013 and Quarterly Reports on Form 10-Q and in the Registration Statement on Form S-4 and the related joint proxy statement/prospectus with respect to the combination, and is included under headings such as “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”. Other unknown or unpredictable factors could also have material adverse effects on Media General’s or LIN Media’s performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this press release may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this press release. Media General and LIN Media undertake no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

NO OFFER OR SOLICITATION

This announcement is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is not a solicitation of a proxy from any shareholder of Media General or LIN Media. In connection with the Agreement and Plan of Merger by and among Media General, New Holdco, LIN Media and the other parties thereto, as amended, New Holdco has filed with the Securities and Exchange Commission ("SEC") a Registration Statement on Form S-4 (the "Form S-4") that includes a joint proxy statement/prospectus that has been filed with the SEC by Media General and LIN Media. New Holdco, Media General and LIN Media intend to file supplemental materials with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS BECAUSE THEY CONTAIN (OR WILL CONTAIN) IMPORTANT INFORMATION ABOUT MEDIA GENERAL, LIN MEDIA, NEW HOLDCO AND THE PROPOSED COMBINATION. The Form S-4, including the joint proxy statement/prospectus, and the supplemental materials (when they become available), and any other documents filed by Media General, New Holdco and LIN Media with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. The documents filed by Media General and New Holdco may also be obtained for free from Media General’s Investor Relations web site (http://www.mediageneral.com/investor/index.htm) or by directing a request to Media General’s Investor Relations contact, Lou Anne J. Nabhan, Vice President, Corporate Communications, at (804) 887-5120.

PARTICIPANTS IN THE SOLICITATION

Media General and LIN Media and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of either Media General or LIN Media in connection with the transaction. Information about Media General’s directors and executive officers is available in the Form S-4 and the joint proxy statement/prospectus regarding the transaction that has been filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2014

MEDIA GENERAL, INC.

By:	/s/ James F. Woodward

Name: James F. Woodward

Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Asset Purchase Agreement, dated as of August 20, 2014, by and between Media General Operations, Inc. and Harrisburg Television, Inc.*

10.2	Asset Purchase Agreement, dated as of August 20, 2014, by and among Mercury New Holdco, Inc., LIN Television Corporation and Harrisburg Television, Inc.*

10.3	Asset Purchase Agreement, dated as of August 20, 2014, by and among Mercury New Holdco, Inc., LIN Television Corporation and Sinclair Communications, LLC.*

10.4

Asset Purchase Agreement, dated as of August 20, 2014, by and among Media General, Inc., Birmingham Broadcasting Co, Inc., Media General Communications Holdings, LLC, Hearst Television Inc. and WVTM Hearst Television Inc.*

10.5

Asset Purchase Agreement, dated as of August 20, 2014, by and among Media General, Inc., Mercury New Holdco, Inc., LIN Television Corporation, LIN License Company, LLC, Hearst Television Inc. and WJCL Hearst Television LLC.*

10.6	Asset Purchase Agreement, dated as of August 20, 2014, by and among Media General, Inc., Mercury New Holdco, Inc. and Meredith Corporation.*

10.7	Asset Purchase Agreement, dated as of August 20, 2014, by and between Media General Operations, Inc. and Chesapeake Media I, LLC.*

10.8	Asset Purchase Agreement, dated as of August 20, 2014, by and between Media General Operations, Inc. and Sinclair Communications, LLC.*

99.1	Press Release of Media General, Inc. and LIN Media LLC, dated August 20, 2014.

* This filing excludes schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request by the Commission.